UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2016

STAG INDUSTRIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                               OTHER EVENTS

Material Federal Income Tax Considerations

Attached as Exhibit 99.1 is a summary of material federal income tax considerations with respect to the ownership of the Company’s common stock. This summary replaces and supersedes the discussions under “Material Federal Income Tax Considerations” in the prospectus dated June 8, 2012 and filed with the Securities and Exchange Commission as part of a shelf registration statement on Form S-3 (No. 333-181291) (the “Registration Statement”). The Registration Statement relates to the possible issuance of shares of the Company’s common stock in exchange for common units of limited partnership in STAG Industrial Operating Partnership, L.P., the Company’s operating partnership, tendered for redemption by one or more limited partners pursuant to their contractual rights, and the possible resale from time to time of some or all of such shares of common stock by selling stockholders named therein.

The Company is filing the opinion of its counsel, Hunton & Williams LLP, as Exhibit 8.1 hereto, regarding certain tax matters.  Exhibit 8.1 is incorporated herein by reference herein and into the Registration Statement.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
8.1	Opinion of Hunton & Williams LLP regarding certain tax matters
23.1	Consent of Hunton & Williams LLP (included in Exhibit 8.1)
99.1	Material Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and
Secretary
Dated: February 25, 2016

EXHIBIT INDEX

Exhibit Number	Description
8.1	Opinion of Hunton & Williams LLP regarding certain tax matters
23.1	Consent of Hunton & Williams LLP (included in Exhibit 8.1)
99.1	Material Federal Income Tax Considerations